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                                                                   EXHIBIT 10.41

                         CONSENT TO SUBLEASE AGREEMENT
                         -----------------------------

     THIS CONSENT TO SUBLEASE AGREEMENT (this "Agreement") is made as of July 28, 1999, by and among ASP SCRIPPS, L.L.C., a Delaware limited liability company ("Landlord"), CANON COMPUTER SYSTEMS, INC., a California corporation ("Tenant"), and The Keith Companies, Inc., a California corporation ("Subtenant").

                                    RECITALS
                                    --------

     A. Reference is hereby made to that certain Lease, dated May 21, 1993, between Scripps Center Associates, a California general partnership, predecessor in interest to Landlord, and Tenant, as amended by that certain First Amendment to Lease dated July 30, 1999 (collectively, the "Lease"), for space in the buildings located at 2995 and 2955 Red Hill Avenue, Costa Mesa, California (collectively, the "Premises"), as more particularly described in the Lease.

     B. Pursuant to the terms of Article 6.4 of the Lease, Tenant has requested Landlord's consent to that certain Sublease, dated July 29, 1999, between Tenant and Subtenant (the "Sublease"), with respect to a subletting by Subtenant of a portion of the Premises, as more particularly described in the Sublease (the "Sublet Premises"). The Sublet Premises are located in the building located at 2955 Red Hill Avenue, Costa Mesa, California. A copy of the Sublease is attached hereto as Exhibit A. Landlord is willing to consent to the Sublease on the terms and conditions contained herein.

     C. All defined terms not otherwise expressly defined herein shall have the respective meanings given in the Lease.

                                   AGREEMENT
                                   ---------

     1. Landlord's Consent. Landlord hereby consents to the Sublease; provided
        ------------------
however, notwithstanding anything contained in the Sublease to the contrary, such consent is granted by Landlord only upon the terms and conditions set forth in this Agreement. The Sublease is subject and subordinate to the Lease. Landlord shall not be bound by any of the terms, covenants, conditions, provisions or agreements of the Sublease, including, without limitation, the terms and conditions of Section 4 of the Sublease. The Sublease shall not be amended or modified without the prior written consent of Landlord, which consent shall not be unreasonably withheld except in the event of an amendment or modification of the "Subrent," as that term is defined in Section 5 of the Sublease, or any other economic term of the Sublease, which shall be subject to Landlord's prior written consent in Landlord's sole and absolute discretion.

     2. Non-Release of Tenant; Further Transfers. Neither the Sublease nor this
        ----------------------------------------
consent thereto shall release or discharge Tenant from any liability, whether past, present or future, under the Lease or alter the primary liability of the Tenant to pay the rent and perform and comply with all of the obligations of Tenant to be performed under the Lease (including the payment of all

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bills rendered by Landlord for charges incurred by the Subtenant for services and materials supplied to the Sublet Premises). Neither the Sublease, including, without limitation, the terms and conditions of Section 14 of the Sublease, nor this consent thereto shall be construed as a waiver of Landlord's right to consent to any further subletting either by Tenant or by the Subtenant or to any assignment by Tenant of the Lease or assignment by the Subtenant of the Sublease, or as a consent to any portion of the Sublet Premises being used or occupied by any other party. Landlord may consent to subsequent sublettings and assignments of the Sublease or any amendments or modifications thereto without notifying Tenant nor anyone else liable under the Lease and without obtaining their consent. No such action by Landlord shall relieve such persons from any liability to Landlord or otherwise with regard to the Sublet Premises.

     3. Relationship With Landlord. Tenant hereby assigns and transfers to
        --------------------------
Landlord the Tenant's interest in the Sublease and all rentals and income arising therefrom, subject to the terms of this Section 3. Landlord, by
                                                ---------
consenting to the Sublease agrees that until a default shall occur in the performance of Tenant's obligations under the Lease, Tenant may receive, collect and enjoy the rents accruing under the Sublease. In the event Tenant shall default in the performance of its obligations to Landlord under Section 11.1 of
                                                                ------------
the Lease (whether or not Landlord terminates the Lease), subject to the terms of that certain Agreement of Non-Disturbance and Attornment (the "Recognition Agreement"), dated as of the date hereof, between Landlord and Subtenant, Landlord may, at its option by notice to Tenant, either (i) terminate the. Sublease, (ii) elect to receive and collect, directly from Subtenant, all rent and any other sums owing and to be owed under the Sublease, as further set forth in Section 4, below, or (iii) elect to succeed to Tenant's interest in the
   ---------
Sublease and cause Subtenant to attorn to Landlord, as further set forth in the Recognition Agreement. Nothing in the preceding election shall diminish or alter Subtenant's non-disturbance protections set forth in Section I of the Recognition Agreement.

     4. Landlord's Election to Receive Rents. Landlord shall not, by reason of
        ------------------------------------
the Sublease, nor by reason of the collection of rents or any other sums from the Subtenant pursuant to Section 3(ii), above, be deemed liable to Subtenant
                          -------------
for any failure of Tenant to perform and comply with any obligation of Tenant, and Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents and any other sums due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay any such rents and any other sums to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall not have any right or claim against Subtenant for any such rents or any other sums so paid by Subtenant to Landlord. Landlord shall credit Tenant with any rent received by Landlord under such assignment but the acceptance of any payment on account of rent from the Subtenant as the result of any such default shall in no manner whatsoever be deemed an attornment by the Landlord to Subtenant or by Subtenant to Landlord, be deemed a waiver by Landlord of any provision of the Lease or serve to release Tenant from any liability under the terms, covenants, conditions, provisions or agreements under the Lease. Notwithstanding the foregoing, any other payment of rent from the Subtenant directly to

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Landlord, regardless of the circumstances or reasons therefor, shall in no manner whatsoever be deemed an attornment by the Subtenant to Landlord in the absence of a specific written agreement signed by Landlord to such an effect.

           5.  General Provisions.
               ------------------

               5.1 Consideration for Sublease. Tenant and Subtenant represent
                   --------------------------
and warrant that there are no additional payments of rent or any other consideration of any type payable by Subtenant to Tenant with regard to the Sublet Premises other than as disclosed in the Sublease.

               5.2 Brokerage Commission. Tenant and Subtenant covenant and agree
                   --------------------
that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease and Tenant and Subtenant agree to protect, defend, indemnify and hold Landlord harmless from the same and from any cost or expense (including but not limited to attorneys' fees) incurred by Landlord in resisting any claim for any such brokerage commission.

               5.3 Controlling Law. The terms and provisions of this Agreement
                   ---------------
shall be construed in accordance with and governed by the laws of the State of California.

               5.4 Binding Effect. This Agreement shall be binding upon and
                   --------------
inure to the benefit of the parties hereto, their heirs, successors and assigns. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

               5.5 Captions. The paragraph captions utilized herein are in no
                   --------
way intended to interpret or limit the terms and conditions hereof; rather, they are intended for purposes of convenience only.

               5.6 Partial Invalidity. If any term, provision or condition
                   ------------------
contained in this Agreement shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Agreement shall be valid and enforceable to the fullest extent possible permitted by law.

               5.7 Attorneys' Fees. If any party to this Agreement commences
                   ---------------
litigation against any other party or parties to this Agreement for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the non-prevailing party or parties such costs and reasonable attorneys' fees as may have been incurred.

           6.  Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, and all such counterparts, when taken together, shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the parties have executed this Consent to Sublease
Agreement as of the day and year first above written.

                                   "Landlord":

                                   ASP SCRIPPS, L.L.C.,
                                   a Delaware limited liability company

                                   By:  /s/ SCOTT R. FITZGERALD
                                      ----------------------------------
                                      Its:  Vice President
                                          ------------------------------

                                   By:
                                      ----------------------------------
                                      Its:
                                          ------------------------------

                                   "Tenant":

                                   CANON COMPUTER SYSTEMS, INC.,
                                   a California corporation

                                   By: /s/ ^^ILLEGIBLE SIGNATURE^^
                                      ----------------------------------
                                      Its:  Vice President and Treasurer
                                          ---------------------------------

                                   By: /s/ ^^ILLEGIBLE SIGNATURE^^
                                      ----------------------------------
                                      Its:  Vice President, Operations
                                          ------------------------------

                                   "Subtenant":

                                   The Keith Companies, Inc.,
                                   a California corporation

                                   By: /s/ ERIC C. NIELSEN
                                      ----------------------------------
                                      Its:  President
                                          ---------------------------------

                                   By: /s/ GARY CAMPANARO
                                      ----------------------------------
                                      Its:  Secretary
                                          ------------------------------

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                                   EXHIBIT A
                                   ---------

                                  THE SUBLEASE
                                  ------------

                                   [attached]





                                   EXHIBIT A